SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: August 16, 2001

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                              A Montana Corporation

                     45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

JULY 2015 REPORT
---------------------
On August 15, 2001 Jore Corporation filed its financial report (Form 2015) with the U.S. Bankruptcy Court in the District of Montana. This Form 2015 financial report, and required exhibits, is included herein.

PERKINS COIE LLP
Bruce G. ManIntyre
Alan D. Smith
1201 Third Avenue, Suite 4800
Seattle, Washington 98101-3099
(206) 583-8888
(Counsel for Debtor)


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF MONTANA

In re
                                                             No. 01-31609-11
JORE CORPORATION, a.k.a. JB Tool, LLC,
 a.k.a. Jore, Inc.,

                           Debtor.                         [No Hearing Required]

Taxpayer ID No.  81-0465223
--------------------------------------


                                FINANCIAL REPORT

Jore Corporation, the debtor-in-possession in this case, hereby submits its Comparative Balance Sheet, Comparative Income Statement, Summary of Disbursements, Statement(s) of Cash Receipts and Disbursements, Statement of Aged Receivables, Statement of Aged Post-Petition Payables and Statement of Operations for the period ending July 31, 2001, in accordance with Rule 2015(b) of the Local Rules of this Court. Copies of this report have been served via first class mail, postage prepaid, or via email, to the parties listed on the attached affidavit of service.

DATED this 15th day of August, 2001.

                                PERKINS COIE LLP


                                           By     /s/  Bruce G. MacIntyre
                                              ----------------------------------
                                              Alan D. Smith, WSBA # 24964
                                              Bruce G. MacIntyre, WSBA # 18984
                                              Adriana Rodriguez, WSBA # 30785
                                          Attorneys for Jore Corporation, Debtor

                              AFFIDAVIT OF SERVICE

STATE OF WASHINGTON        )
                           )
COUNTY OF KING             )

            /s/  Mary G. Pellegrini , being first duly sworn, states as follows:
         ---------------------------
         On August 15, 2001, I caused the following document:

                  FINANCIAL REPORT
         (1) To be served via regular, first-class U.S. mail on the following parties;

                  Scott Clark
                  Ray, Quinney & Nebeker
                  79 South Main Street
                  500 Deseret Building
                  Salt Lake City, UT 84111-1901

                  S.E.C.
                  Attn: Sarah Moyed
                  Pacific Region Office
                  5670 Wilshire Blvd., 11th Floor
                  Los Angeles, CA  90036-3648

         (2)      To be served via email on the following parties:

                  Lucy Bassli, Youssef Sneifer
                  Shulkin Hutton, Inc.
                  Attorneys for Unsecured Creditors Committee lbassli@shulkin.com ysneifer@shulkin.com

                  Dan McKay
                  Staff Attorney
                  Office of the U.S. Trustee
                  District of Montana
                  dan.p.mckay@usdoj.gov

                  Mick Quinlivan
                  Jore Corporation
                  mickquinlivan@jorecorporation.com

         DATED this 15th day of August, 2001.

                                                  /s/  Mary G. Pellegrini
                                               -----------------------------

         SUBSCRIBED AND SWORN to before me this 15th day of August, 2001.

                                                  /s/  Tammy Chanes
                                               -----------------------------
                                               (Signature of Notary)

                                               _____Tammy Chanes________
                                               -----------------------------
                                               (Print or stamp name of Notary)

                                               NOTARY PUBLIC in and for the
                                               State of Washington, residing at
                                               Auburn
                                              ------------------------------
                                               My Commission Expires: 02/29/04
                                              ------------------------------

                                                              UST-10 COVER SHEET
                          MONTHLY FINANCIAL REPORT FOR
                         CORPORATE OR PARTNERSHIP DEBTOR

Case No:  01-31609-11                            Report Month/Year July 31, 2001
Debtor:   Jore Corporation

Instructions: The debtor's monthly financial report shall include a cover sheet signed by the debtor and all UST forms and supporting documents. Exceptions, if allowed, are noted in the checklist below. Failure to comply with the reporting requirements of Local Bankruptcy Rule 2015-2(a), or the U.S. Trustee's reporting requirements, is cause for conversion or dismissal of the case.

The debtor submits the following with this monthly financial report:   Yes    No

UST-12  Comparative  Balance Sheet, or debtor's  balance sheet.        Yes
The debtor's balance sheet, if used, shall include a breakdown of pre-petition and post-petition liabilities. The breakdown may be provided as a separate attachment to the debtor's balance sheet.

UST-13  Comparative Income Statement, or debtor's income statement.    Yes

UST-14  Summary of Disbursements                                       Yes

UST-14 Statement(s) of Cash Receipts and Disbursements                 Yes
A continuation sheet shall be completed for each bank account or other source of funds and shall include a monthly bank statement and all supporting documents described in the instructions.

UST-15 Statement of Aged Receivables                                   Yes
A detailed accounting of aged receivables shall be provided on, or in an attachment to, UST-15.

UST-16 Statement of Aged Post-Petition Payables                        Yes
A detailed accounting of aged post-petition payables shall be provided on, or in an attachment to UST-16.

UST-17 Statement of Operations                                         Yes
When applicable, UST-17 shall include supporting documents such as an escrow statement for the sale of real property, an auctioneer's report for property sold at auction, or a certificate of insurance or copy of debtor's bond for any change in insurance or bond coverage.

DEBTOR'S CERTIFICATION I certify under penalty of perjury that the information contained in this monthly financial report are complete, true, and accurate to the best of my knowledge, information, and belief.

Debtor's Signature:  \s\ Mick Quinlivan          Date: August 15, 2001

The debtor, or trustee, if appointed, must sign the monthly financial report. Only an officer or director has authority to sign a financial report for a corporate debtor and only a general partner has authority to sign a financial report for a partnership debtor. Debtor's counsel may not sign a financial report for the debtor.

Jore Corporation                                                    01-31609-11
BALANCE SHEET
For the Periods Indicated                                           July, 2001

                                                       June 30, 2001      July 31, 2001
ASSETS

Current assets:
    Cash equivalents and investments                     $150,710         ($1,413,832)
    Accounts receivable, net of allowances              4,011,206           5,087,002
    Shareholder notes receivable, June 30th net of        346,134             350,825
    reserves
    Inventory , net                                    11,488,071          13,476,027
    Other current assets                                3,708,846           6,326,430
                                                      ------------       -------------
      Total current assets                             19,704,967          23,039,517
                                                      ------------       -------------
  Property, plant and equipment, net                   78,803,867          78,275,656
  Intangibles and other long-term assets, net           1,078,491           1,095,204
                                                      ------------       -------------

               Total assets                           $99,587,325        $103,197,311
                                                      ============       =============
LIABILITIES & SHAREHOLDERS' EQUITY

Current liabilities:
Post Petition:
    Operating Line of Credit                           28,884,473         33,013,964
    Accounts Payable Post Petition                          4,000            159,435
    Accrued Expenses Post Petition                      3,097,685          3,202,892
    Accrued Payroll & Other Post Petition                 214,860            345,060
    Accrued Vacation & Personal Leave Post Petition        82,686             72,707

Pre-petition:
    Accounts Payable Pre Petition                      $9,765,190         $9,679,287
    Accrued Expenses Pre Petition                       1,904,987          1,773,685
    Accrued Payroll & Other Pre Petition                  127,895            127,895
    Accrued Vacation & Personal Leave Pre Petition        360,369            360,369
    Notes Payable                                         250,000            250,000
    Shareholder Note Payable                              360,355            353,446

                                                       ------------       -------------
    Total Current Liabilities                           45,052,500        49,338,741
                                                       ------------       -------------

    Long-term Debt                                      45,007,450        44,960,934
    Deferred Income Tax Liabilities                      1,534,053         1,534,053
                                                       ------------       -------------
    Total Liabilities                                   91,594,003        95,833,727
                                                       ------------       -------------
    Shareholders' Equity
    Common Stock                                        41,337,319        41,337,319
    Deferred Compensation - Stock Options                  (22,171)          (22,171)
    Retained Earnings                                  (33,321,826)      (33,951,564)
                                                       ------------       -------------
    Total Shareholders' Equity                           7,993,322         7,363,584
                                                       ------------       -------------

    Total Liabilities & Shareholders' Equity           $99,587,325       $103,197,311
                                                       ============      =============

Jore Corporation                                  Case Number:     01-31609-11
INCOME STATEMENT                                  Rule 2015 Report for the Month
                                                  and Year
For the Periods Indicated                         of:             July, 2001

                                 Stub Period May        June-01         July-01       Bankruptcy To
                                 23-May 31, 2001                                          Date
Revenues
Gross Sales                          $1,011,546       $2,294,620      $2,474,843       $5,781,009
Sales Returns, Allow, Disc, Adj         (58,172)        (111,114)       (173,943)       ($343,229)
                                  -------------      -----------     -----------      ------------
Total Net Revenues                      953,374        2,183,506       2,300,900        5,437,780

Cost of Sales
Material @ Standard                     366,082          835,233         872,697       $2,074,012
Labor @ Standard                        151,419          353,499         356,109         $861,027
Overhead @ Standard                     133,941          276,204         276,422         $686,567
Over/under applied variances            160,238          584,125         427,778       $1,172,141
Purchase price variance                  (3,335)         (42,941)       (116,587)       ($162,863)
Freight                                  68,589          139,147          43,816         $251,552
Shipping & DC Costs                                       57,353          22,195          $79,548
Assignment Fees                               4                0           2,632           $2,636
                                  -------------      -----------     -----------      ------------
Total Cost of Sales, less               876,938        2,202,620       1,885,062        4,964,620
Writedown
Writedown of Inventory                        0
                                  -------------      -----------     -----------      ------------
Total Cost of Sales                     876,938        2,202,620       1,885,062        4,964,620
                                  -------------      -----------     -----------      ------------
Gross Profit                             76,436         (19,114)         415,838          473,160

Operating Expenses
General & Administrative                181,751          403,882         395,630         $981,263
Sales & Marketing                        82,243          481,426         362,475         $926,144
Product Development                       9,337           37,506          37,338          $84,181
                                  -------------      -----------     -----------      ------------
Total Operating Expenses                273,331          922,814         795,443        1,991,588
                                  -------------      -----------     -----------      ------------
Operating Income / (Loss)              (196,895)        (941,928)       (379,605)      (1,518,428)

Other (Income) Expenses
Interest Expense                        180,504          698,024        (171,264)        $707,264
Other Expenses                             (450)         (16,920)         (8,790)        ($26,160)
Loss on Disposal of Fixed Asset               0                              749             $749
                                  -------------      -----------     -----------      ------------
Total Other (Income) Expense            180,054          681,104       (179,305)          681,853

Non-Recurring Expenses
Bankruptcy Admin                         36,212          317,012         439,368         $792,592
Other Expense - Nonrecurring         11,871,477          764,606          (9,944)     $12,626,139
                                  -------------      -----------     -----------      ------------
Total Non-Recurring Expenses         11,907,689        1,081,618         429,424       13,418,731

                                  -------------      -----------     -----------      ------------
Income before Taxes                 (12,284,638)      (2,704,650)       (629,724)     (15,619,012)

Provision for Income Taxes                    0                0               0               $0
                                  -------------      -----------     -----------      ------------
Net Income (Loss)                   (12,284,638)      (2,704,650)       (629,724)     (15,619,012)
                                  ================================================================

  UST-14 Summary of Disbursements        Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            July, 2001

  Statement of Cash Receipts and Disbursements

                                        Account Name:  Jore Corporation DIP
                                                      ----------------------
                                                      Summary of All Accounts

June 2001
Operating DIP Accounts
----------------------------------------                                                                     Transfer from
Account Name                            Account #        Beginning Balance Cash Receipts  Cash Disbursements Line of Credit
-------------------------------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603        (630,235.09)             -     (5,588,094.88)     4,721,547.46
General Account - closed                5130001224                   -              -                 -                 -
Self-funded Health Insurance Account    5130002180          (69,567.43)             -        (18,352.03)        13,547.52
Bancontrol Account                      003-0082267          21,438.22     857,469.00     (1,147,593.91)                -
Lock Box Account                        5130001216                   -     300,176.29                 -                 -
Payroll Account                         5130001935          (13,253.07)             -       (548,078.53)       541,989.82
Ronan State Bank - closed               725562                       -              -                 -                 -
Ronan State Bank Investments            CD 15767 & 15374    127,907.12         415.26                 -                 -
Whitefish Credit Union                  817452                1,077.30           3.73                 -                 -
Wells Fargo Investments - closed        5130001885                   -              -                 -                 -
Mountain West Investments - closed      340005651                    -              -                 -                 -
M&I Bank Petty Cash - closed            6151508                      -              -                 -                 -
Wells Fargo Imprest                     2015068521              287.10              -         (5,115.57)                -
Reclassification of O/S Checks to Current Liab.             713,056.00              -                 -                 -
                                                         ----------------------------------------------------------------------
                                                         ----------------------------------------------------------------------
Total Cash Accounts                                         150,710.15   1,158,064.28     (7,307,234.92)     5,277,084.80
                                                         ======================================================================

Operating DIP Accounts
----------------------------------------                 Transfers between                  Ending Balance
Account Name                            Account #        Accounts        Book Adjustments   Per Books
----------------------------------------------------------------------------------------------------------
DIP Operating Account                   495-0029603        (4,344.87)             -         (1,501,127.38)
General Account - closed                5130001224                 -              -                     -
Self-funded Health Insurance Account    5130002180                 -       16,459.81            (57,912.13)
Bancontrol Account                      003-0082267       300,176.29        (976.22)            30,513.38
Lock Box Account                        5130001216       (300,176.29)             -                     -
Payroll Account                         5130001935                 -              -            (19,341.78)
Ronan State Bank - closed               725562                     -              -                     -
Ronan State Bank Investments            CD 15767 & 15374           -              -            128,322.38
Whitefish Credit Union                  817452                     -              -              1,081.03
Wells Fargo Investments - closed        5130001885                 -              -                     -
Mountain West Investments - closed      340005651                  -              -                     -
M&I Bank Petty Cash - closed            6151508                    -              -                     -
Wells Fargo Imprest                     2015068521          4,344.87       5,115.57              4,631.97
Reclassification of O/S Checks to Current Liab.                    -    (713,056.00)                    -
                                                         -------------------------------------------------
                                                         -------------------------------------------------
Total Cash Accounts                                             0.00    (692,456.84)        (1,413,832.53)
                                                         =================================================

UST-14 Summary of Disbursements          Case Number:    01-31609-11
Continued                                Rule 2015 Report for the Month and Year
                                         of:             July, 2001

                                         Account Name:   Jore Corporation DIP
                                         ---------------------------
                                         Summary of All Accounts


Payments on Pre-Petition Unsecured Debt (requires court approval)

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month on pre-petition unsecured debt? Yes ___x No_ If yes, list each payment.

Payee's name                 Nature of payment            Payment datePayment amount   Date of court approval
----------------------------------------------------------------------------------------------------------
Sherri Marquart              Garnishment                       7/9/01          250.00             6/28/01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Wendy Allik                  Payroll                           7/2/01          562.64             6/28/01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Various                      Self-funded Insurance providers   7/3/01        1,223.24             6/28/01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
North Carolina Department
of Revenue                   Payroll Income Tax Withholding   7/30/01          359.13             6/28/01
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
St. Luke Hospital            Self-funded Insurance providers  7/10/01          677.42             6/28/01
----------------------------------------------------------------------------------------------------------

Payments to Attorneys and Other Professionals (requires court approval)

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to a professional such as an attorney, accountant, realtor, appraiser, auctioneer, business consultant, or other professional person? Yes ___ No _x__ If yes, list each payment.

Payee's name Nature of payment Payment datePayment amount Date of court approval
--------------------------------------------------------------------------------
N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Payments to an Officer, Director, Partner, or Other Insider of the Debtor

Did the debtor, or another party on behalf of the debtor, make any payments during this reporting month to an officer, director, partner, or other insider of the debtor? Yes ___ No _x__ if yes, list each payment.

Payee's name Nature of payment Payment datePayment amount Date of court approval
-------------------------------------------------------------------------------
N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          July, 2001
 Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                        DIP Operating Account
                                         Account Number:495-0029603
                                         Depository:    Wells Fargo
          Cash Receipts

Date      Source               Description              $ Amount      Balance
-------------------------------------------------------------------------------
1         Beginning Cash Balance                                    (630,235.09)


                                                     ---------------------------
2         Total Cash Receipts                                 -

          Cash Disbursements

3         Total Disbursements                       (5,588,094.88)

4         Transfers from Line of Credit
7/31/01   Transfers from Line of Credit              4,721,547.46


                                                     ---------------------------
          Total Transfers From Line of Credit        4,721,547.46

4         Transfers Between Accounts
7/19/01   Transfer to Wells Fargo Imprest               (2,088.91)
7/23/01   Transfer to Wells Fargo Imprest               (2,255.96)


                                                     ---------------------------
          Total Transfers Between Accounts              (4,344.87)


          Book Adjustments


                                                     ---------------------------
          Total Book Adjustments                               -

5         Ending Book Balance                                     (1,501,127.38)
                                                               =================


7/2/01-07/05/01 LOC sweeps not included in July je.
Correct in August                                                    577,675.97
Outstanding Checks                                                   390,653.68
Wire Transfers in Transit                                             23,167.86
Sweep funds in-transit                                               (93,174.47)
                                                               -----------------
Balance in DIP Operating Account per 7/31/01 Bank Statement         (602,804.34)
                                                               =================

See exhibit 99 - Copy of Current Months Bank Statement

UST - 14, Continuation Sheet             Case Number: 01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          July, 2001

Statement of Cash Receipts and Disbursements

                                     Account Name:  Jore Corporation
                                                    Self-funded Health Insurance
                                     Account Number:5130002180
                                     Depository:    Wells Fargo

         Cash Receipts

Date     Source             Description               $ Amount          Balance
--------------------------------------------------------------------------------
1        Beginning Cash Balance                                      (69,567.43)


                                                     ---------------------------
2        Total Cash Receipts                                 -

         Cash Disbursements

Date   Check #    Payee            Description        $ Amount
--------------------------------------------------------------------------------
7/05/01 Various   Release of Group of Checks          (5,250.37)
7/19/01 Various   Release of Group of Checks         (13,101.66)
                                                     ---------------------------
3        Total Disbursements                         (18,352.03)

4        Transfers
7/6/01  Transfers from Line of Credit                   299.75
7/9/01  Transfers from Line of Credit                   306.40
7/13/01 Transfers from Line of Credit                $3,072.44
7/17/01 Transfers from Line of Credit                $1,133.48
7/18/01 Transfers from Line of Credit                   521.95
7/19/01 Transfers from Line of Credit                   522.50
7/23/01 Transfers from Line of Credit                   677.42
7/30/01 Transfers from Line of Credit                 6,238.58
7/31/01 Transfers from Line of Credit                   775.00

                                                     ---------------------------
         Total Transfers                             13,547.52
4        Transfers Between Accounts

                                                     ---------------------------
         Total Transfers Between Accounts                    -


         Book Adjustments
7/31/01 Rvs JE from June-6/18/01 Insurance billing   11,799.04
7/31/01 Rvs JE from June-6/21/01 Insurance billing    4,660.77
                                                     ---------------------------
         Total Book Adjustments                      16,459.81

5        Ending Book Balance                                         (57,912.13)
                                                                    ============


Book Adjustments to be recorded in August
Correction to 7/1/01-07/05/01 sweeps                                   1,960.74
Outstanding Checks                                                    56,015.89
Bank Adjustments
Sweep funds in-transit                                                  (775.00)
Sweep from July 2  recorded in August                                    710.50
                                                                   -------------
Balance in Self-funded Health Insurance Acct per
7/31/01 Bank Statement                                                     0.00
                                                                   =============

See exhibit 99 - Copy of Current Months Bank Statement

UST - 14, Continuation Sheet             Case Number:   01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:            July, 2001

Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                        Bancontrol Account
                                         Account Number:003-0082267
                                         Depository:    Wells Fargo

          Cash Receipts

Date      Source       Description                  $ Amount             Balance
--------------------------------------------------------------------------------
1         Beginning Cash Balance                                       21,438.22

7/31/01   Total A/R Trade Cash Recipts              750,081.90
          Total Other Cash Receipts                 107,387.10
                                                   -----------------------------
2         Total Cash Receipts                       857,469.00

          Cash Disbursements

Date      Check # Payee       Description           $ Amount
--------------------------------------------------------------------------------



                                                  ------------------------------
3         Total Disbursements                                -

4         Transfers
7/31/01   Transfers to Line of Credit            (1,147,593.91)

                                                  ------------------------------
          Total Transfers                        (1,147,593.91)

4         Transfers Between Accounts
7/10/01   Transfer from Account 5130001216
          Lockbox                                   300,176.29


                                                  ------------------------------
          Total Transfers Between Accounts          300,176.29


          Book Adjustments
7/31/01   Reconciling Lock Box previous month          (976.22)


          Total Book Adjustments                       (976.22)

5         Ending Book Balance                                         30,513.38
                                                                ================


         Book Adjustments to be done in August
         Bank Charges for the month of July                              (22.72)
         Sweep not recorded in July                                   (3,366.35)
         Sweep in transit                                             24,715.00
         Sweep not recorded in July                                  (20,663.57)
         Transfer unindentified in bank                                 (246.55)
                                                               -----------------
Balance in Bancontrol Account per 7/31/01 Bank Statement              30,929.19
                                                               =================

See exhibit 99 - Copy of Current Months Bank Statement

UST - 14, Continuation Sheet            Case Number:  01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:           July, 2001

Statement of Cash Receipts and Disbursements

                                        Account Name:  Jore Corporation
                                                       Lock Box Account
                                        Account Number:5130001216
                                        Depository:    Wells Fargo

         Cash Receipts

Date     Source        Description                   $ Amount            Balance
--------------------------------------------------------------------------------
         Beginning Cash Balance                                                -

7/31/01  Total A/R Trade Cash Recipts                300,176.29

                                                   -----------------------------
         Total Cash Receipts                         300,176.29

         Cash Disbursements

Date   Check #  Payee  Description                    $ Amount
--------------------------------------------------------------------------------



                                                   -----------------------------
         Total Disbursements                                 -

         Transfers



                                                   -----------------------------
          Total Transfers                                     -

          Transfers Between Accounts
7/19/01   Transfer to Account 30082267
          Bancontrol Account                        (300,176.29)


                                                   -----------------------------
          Total Transfers Between Accounts          (300,176.29)


          Book Adjustments


                                                   -----------------------------
          Total Book Adjustments                              -

                                                              ------------------
          Ending Book Balance                                              0.00
                                                              ==================




Bank Adjustments

                                                              ------------------
Balance in Lock Box Account per 7/31/01 Bank Statement                     0.00
                                                              ==================

See exhibit 99 - Copy of Current Months Bank Statement

UST - 14, Continuation Sheet             Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           July, 2001

Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                        Payroll Account
                                         Account Number:5130001935
                                         Depository:    Wells Fargo

          Cash Receipts

Date      Source      Description                   $ Amount            Balance
--------------------------------------------------------------------------------
1         Beginning Cash Balance                                     (13,253.07)


                                                   -----------------------------
2         Total Cash Receipts                             -

          Cash Disbursements

Date  Check #   Payee     Description               $ Amount
--------------------------------------------------------------------------------
           Checks                                 (164,768.45)
           Direct Deposits                        (187,556.06)
           Direct Deposits                        (195,754.02)


                                                   -----------------------------
3         Total Disbursements                     (548,078.53)

4         Transfers
7/31/01   Transfers from Line of Credit            541,989.82


                                                   -----------------------------
          Total Transfers                          541,989.82

4         Transfers Between Accounts


                                                   -----------------------------
          Total Transfers Between Accounts                  -


          Book Adjustments


                                                   -----------------------------
          Total Book Adjustments                            -

5         Ending Book Balance                                        (19,341.78)
                                                                 ===============



Outstanding Checks                                                     3,395.11
Bank Adjustments                                                        (362.54)
Sweeps not recorded in gl                                              9,384.69
Pre-petition ck cleared bank August book adjustment                     (562.64)
Sweep in Transit                                                      (6,028.31)
7/31/01 dd reversal shown in bank August book adjustment               1,355.48
7/31/01 cks 98170 and 98171 not recorded in gl until August             (519.25)
                                                                ----------------
Balance in Payroll Account per 7/31/01 Bank Statement                (12,679.24)
                                                                ================

See exhibit 99 - Copy of Current Months Bank Statement

UST - 14, Continuation Sheet             Case Number: 01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          July, 2001

Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                        RSB Investments
                                         Account Number:CD 15767 & 15374
                                         Depository:    Wells Fargo

         Cash Receipts

Date     Source             Description              $ Amount            Balance
--------------------------------------------------------------------------------
1        Beginning Cash Balance                                       127,907.12


                                                   -----------------------------
2        Interest Income                              415.26

         Cash Disbursements

Date  Check #  Payee        Description              $ Amount
--------------------------------------------------------------------------------


                                                   -----------------------------
3        Total Disbursements                               -

4        Transfers


                                                   ----------------------------
         Total Transfers                                   -

4        Transfers Between Accounts

                                                   -----------------------------
         Total Transfers Between Accounts                  -


         Book Adjustments

                                                   -----------------------------
         Total Book Adjustments                            -

5        Ending Book Balance                                         128,322.38
                                                             ==================

      Sweep funds in-transit                                                  -
                                                             ------------------
      Balance in Ronan State Bank Investments
      Account per 7/31/01 Bank Statement                              128,322.38
                                                              ==================

See exhibit 99 - Copy of Current Months Bank Statement

UST - 14, Continuation Sheet             Case Number:  01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:           July, 2001

Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                        Whitefish Credit Union
                                         Account Number:817452
                                         Depository:    Whitefish Credit Union

         Cash Receipts

Date     Source         Description                 $ Amount             Balance
--------------------------------------------------------------------------------
1        Beginning Cash Balance                                        1,077.30


                                                  ------------------------------
2        Accrued Interst  as of 7/31/01                3.73

         Cash Disbursements

Date  Check #   Payee     Description               $ Amount
--------------------------------------------------------------------------------


                                                  ------------------------------
3        Total Disbursements                               -

4        Transfers


                                                  ------------------------------
         Total Transfers                                   -

4        Transfers Between Accounts


                                                  ------------------------------
         Total Transfers Between Accounts                  -


         Book Adjustments

                                                  ------------------------------
         Total Book Adjustments                            -

5        Ending Book Balance                                           1,081.03
                                                                 ===============


Interest Accrual not recrded in Bank Statement                            (3.73)
                                                                 ---------------
Balance in Whitefish Credit Union Account per
7/31/01 Bank Statement                                                 1,077.30
                                                                 ===============

See exhibit 99 - Copy of Current Months Bank Statement

UST - 14, Continuation Sheet             Case Number: 01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:          July, 2001

Statement of Cash Receipts and Disbursements

                                         Account Name:  Jore Corporation
                                                        Wisconsin Imprest
                                         Account Number:2015068521
                                         Depository:    Wells Fargo

          Cash Receipts

Date      Source         Description                $ Amount             Balance
--------------------------------------------------------------------------------
1         Beginning Cash Balance                                         287.10


                                                  ------------------------------
2         Total Cash Receipts                               -

          Cash Disbursements

Date    Check # Payee  Description                  $ Amount
--------------------------------------------------------------------------------
7/11/01       Various  Release of Group of Checks     (781.96)
7/13/01       Various  Release of Group of Checks     (238.20)
7/17/01       Various  Release of Group of Checks     (464.77)
7/20/01       Various  Release of Group of Checks   (3,270.72)
7/29/01       Various  Release of Group of Checks     (197.37)
7/31/01       Various  Release of Group of Checks     (162.55)

                                                  ------------------------------
3        Total Disbursements                        (5,115.57)

4        Transfers

                                                  ------------------------------
         Total Transfers                                    -

4        Transfers Between Accounts
7/19/01 Wire Transfer from Jore General Account      2,088.91
7/23/01 Wire Transfer from Jore General Account      2,255.96

                                                  ------------------------------
         Total Transfers Between Accounts            4,344.87


         Book Adjustments

Book Adjustment to be recorded in August disb        5,115.57

                                                  ------------------------------
         Total Book Adjustments                      5,115.57

5        Ending Book Balance                                           4,631.97
                                                                  ==============


Book Adjustments to be corrected in August                            (3,418.62)
Outstanding Checks                                                     2,753.75
Wire Transfer Fees to be recorded in August                              (22.00)
Other Reconciling Item                                                   (21.50)
                                                                  --------------
Balance in Petty Cash Account per 7/31/01 Bank Statement               3,923.60
                                                                  ==============

See exhibit 99 - Copy of Current Months Bank Statement

                                         Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:             July, 2001

                      UST-15, Statement of Aged Receivables

Post-Petition Receivables
Total Due  (0-30 Days)  (31-60 Days)  (61-90 Days) (91 & Over) Amount Considered
                                                               Uncollectible
--------------------------------------------------------------------------------
4,927,516   4,892,174       40,377       (5,036)         -            (19,427)
--------------------------------------------------------------------------------

Pre-Petition Receivables              (See Attached Schedule)
--------------------------------------------------------------------------------
  533,116     123,600      169,191      110,311      130,014           73,269
--------------------------------------------------------------------------------

Totals
5,460,633   5,015,775      209,568      105,276      130,014           53,841
================================================================================

Accounts Receivable Reconciliation

1. Opening Balance                    6/30/01                      4,421,047

2. Sales on Account this Month                                     2,474,843

  2a.  Adjustments                                                 (384,999)
                                                             ----------------

3. Balance (add lines 5, 6 & 6a)      7/31/01                      6,510,891
                                                             ----------------

4. Amounts Collected on Receivables                               (1,050,258)

                                                             ----------------
5. Closing Balance                    7/31/01              -       5,460,633
                                                             ================

 Reserved for Uncollectible accounts (see attached)                  (74,344)

 Reserved for Sales Alllowance, Returns, Promo accounts             (299,285)
 (see attached)
                                                             ----------------

 Per Balance Sheet                    7/31/01                      5,087,003
                                                             ================


Explain what efforts the debtor made during this reporting month to collect receivables over 60 days past due?

1. Contacted customers that required additional proof of delivery on payments past due which were provided to get payments scheduled. Customers have paid on some of these and they are looking at the remainder should be receiving payments soon. This has been normal course of business with some of the larger retailers the Company sells to.

2. A few of our customers have not paid due to the Chapter 11 Bankruptcy, we having been working with them and should be receiving payment from them soon.

3. The collectables are being reviewed on a weekly basis. Adjustments will be made when payments are received.

Does the debtor have any accounts receivable due from an officer, director, partner, or other insider of the debtor?

On the Balance sheet in a separate line item there are Notes Receivable from Shareholders. The totals are not reflected in the above A/R aging.

                                         Case Number:       01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:                July, 2001

                   UST-16, Statement of Post Petition Payables
                                 Part A - Taxes
       July

                        (1) Unpaid post   (2) Post-petition      (3) Post          (4) Unpaid post
                        petition taxes    taxes accrued this     petition tax      petition taxes at
                        from prior        month (new             payments made     end of reporting
Type of tax             reporting month   obligations)           this month        month
----------------------------------------------------------------------------------------------------
Federal Taxes
Employee withholding taxes  31,005.23         86,494.79         72,292.30          45,207.72
FICA/Medicare-Employee      22,890.50         68,500.21         55,861.13          35,529.58
FICA/Medicare-Employer      22,890.50         68,500.21         55,861.13          35,529.58
Unemployment                 1,356.90          1,821.12          1,271.37           1,906.65
                                                                                           -
State Taxes                                                                                -
Dept. of Revenue WI            903.17          3,285.22          1,847.44           2,340.95
Dept. of Revenue CA                 -            404.87                 -             404.87
Dept. of Revenue MT         10,466.76         29,569.46         24,679.75          15,356.47
Dept. of Labor & Industries      N/a             N/a               N/a                N/a
Unemployment WI                142.06            317.70            126.54             333.22
Unemployment MT              9,414.51         10,714.27          8,590.12          11,538.66
Empl. Security Dept.            N/a              N/a               N/a                N/a
                                                                                           -
Other Taxes                                                                                -
Local city/county               N/a              N/a               N/a                N/a
Gambling                        N/a              N/a               N/a                N/a
Personal property                   -                 -                 -                  -
Real Property                       -                 -                 -                  -
Other                               -                 -                 -                  -

                                                       -------------------
                   Total Unpaid Post-Petition Taxes             $ 148,148
                                                       ===================

Delinquent Tax Reports and Tax Payments
Taxing agency  Tax reporting period Report due date Payment due date  Amount due
--------------------------------------------------------------------------------
N/A

Explain the reason for any delinquent tax reports or tax payments:

                                        Case Number: 01-31609-11
                                        Rule 2015 Report for the Month and Year
                                        of:          July, 2001

                   UST-16, Statement of Postpetition Payables
                             Part B - Other Payables

Reconciliation of Post-Petition Payables (excluding taxes and professional fees)

1. Closing balance from prior month                                 4,000

5. New payables added 07/01/01 thru 07/31/01                    5,339,782

6. Less payments made 07/01/2001 thru 07/31/01                 (5,186,601)

7. Balance for aging as of 07/31/01                               157,181



2. Statement of Postpetition Payments on Executory Contracts & Leases

Entity Paid                          Total amount of  Total amount    Total Post
                                     Payments Due     of payments     petition
                                                      made           delinquency

     AFCO INSURANCE PREMIUM FINANCE     $15,536.63   $15,536.63             0
           BLACKFOOT COMMUNICATIONS      $4,327.84    $4,327.84             0
                     BOBROW PALUMBO      $3,759.01    $3,759.01             0
         BROWNING-FERRIS INDUSTRIES         $85.00       $85.00             0
                       C&C LAND INC     $14,069.60   $14,069.60             0
CHRISTENSEN CONNER JOHNSON KINDNESS      $8,999.00    $8,999.00             0
     CHRYSLER FINANCIAL CO  LLC-CFO     $47,849.48   $47,849.48             0
                   CITY OF MISSOULA        $274.04      $274.04             0
                  FLATHEAD DISPOSAL      $1,473.00    $1,473.00             0
                      HOINESS LABAR     $16,363.75   $16,363.75             0
                    MCGUIRE, THOMAS      $1,671.43    $1,671.43             0
                     MEGA TOOLS LTD        $837.00      $837.00             0
               MISSION VALLEY POWER     $56,000.00   $56,000.00             0
              MONTANA POWER COMPANY         $43.14       $43.14             0
MOUNTAIN AIR INSURANCE SERVICES INC      $2,375.00    $2,375.00             0
                       PORTER CABLE     $13,264.31   $13,264.31             0
PREMIUM FINANCING SPECIALISTS, INC.      $1,311.99    $1,311.99             0
              PROFESSIONAL SERVICES      $5,804.13    $5,804.13             0
      SCOTTDALE RETAIL SERVICES INC      $1,862.91    $1,862.91             0
SEABURY & SMITH/MARSH ADVANTAGE AME     $13,818.76   $13,818.76             0
                THE BEANSTALK GROUP    $112,500.00  $112,500.00             0
                                     -------------------------------------------
Totals                                 $322,226.02  $322,226.02             0
                                     ===========================================

 3. Statement of Postpetition Payments to Secured Creditors

Entity Paid                          Total amount of  Total amount    Total Post
                                     Payments Due     of payments     petition
                                                      made           delinquency

AMERICAN EQUIPMENT LEASING              $8,009.75    $8,009.75             0
        ASSOCIATES LEASING             $25,000.00   $25,000.00             0
          RONAN STATE BANK             $18,788.22   $18,788.22             0
                                     -------------------------------------------
Totals                                 $51,797.97   $51,797.97             -
                                     ===========================================

                                         Case Number:    01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:             July, 2001

                   UST-16, Statement of Postpetition Payables
                      Part C - Estimated Professional Fees

Schedule of Payments to Professionals (Attorney, accountant, appraiser,
consultant, etc)                Jul-01

                                Amount of       Fees and        Fees and        Total fees and
Type of Professional            retainer        expenses from   expenses added  expenses at
(Nature of service)             (if applicable) prior months    this month      month end
---------------------------------------------------------------------------------------------
Perkins Coie (Debtor Attorney)           -         178,439           60,000         238,439
Glass & Associates (Management Consultant-)        148,218          111,048         259,266
Dye & Moe (Debtor Attorney)                                           7,246           7,246
US Trustee                                           8,000                            8,000
Trustee's Council                        -               -                -               -
Shulkin (Creditors' Committee  Council)  -          56,250           45,000         101,250
Creditors' Committee other professional  -               -                -               -
Christensen Connor Johnson                             840            1,648           2,488

                                    ---------------------------------------------------------
Totals                                 $ -       $ 391,747        $ 224,942       $ 616,689
                                    =========================================================

Note: Reference Court order dated 6/28/01 allowing interim billings of 80% of professional fees and 100% of expenses.

Note 2: Professional fees accrued in July are based upon estimates and may be different than actual fees and expenses. Estimates will be adjusted to actuals upon receipt of invoices.

                                         Case Number:      01-31609-11
                                         Rule 2015 Report for the Month and Year
                                         of:               July, 2001

                         UST-17, Statement of Operations

INSTRUCTIONS: Answer each question fully and attach additional sheets if necessary to provide a complete response.

                                                                    Yes      No

Question 1 - Sale of Debtor's Assets.  Did the debtor, or another   Yes
party on behalf of the debtor, sell, transfer, or otherwise dispose of any of the debtor's assets during the reporting month?

Include only sales out of the ordinary course. If yes, identify each asset, date of court approval for the sale, method of disposition, and gross and net sale proceeds received. If real property was sold, attach a copy of the closing statement. If assets were sold at auction, attach a copy of the auctioneer's report. See Attachment

Question 2 -  Financing.  During  the  reporting  month,  did the            No
debtor receive any funds from an outside funding source? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 3 - Insider Loans.  During the reporting  month, did the            No
debtor receive any funds from an officer, director, partner, or other insider of the debtor? If yes, indicate the source of funds, date paid to debtor, dollar amount, and date of court approval.

Question 4 - Insurance and Bond Coverage. Did the debtor renew or            No
replace any insurance policies during this reporting month? If yes, attach a certificate of insurance for each renewal or change in coverage.

Were any of the debtor's insurance policies canceled or otherwise            No
terminated for any reason during the reporting month? If yes, explain.

Were any claims  made  during this  reporting  month  against the            No
debtor's bond? (Answer "No" if the debtor is not required to have a bond.) If yes, explain.

Question 5 - Personnel Changes.  Complete the following:

                                                Full-time     Part-time and Temp
Number of employees at beginning of month July       273          61
Employees added                                       17         160
Employees resigned/terminated                         -8         -25
                                                -------------------------------
Number employees at end of month                     282         196
                                                ===============================
Gross Monthly Payroll and Taxes                 $1,307,227
                                                ------------

Question 6 - Significant Events. Explain any significant new developments during the reporting month. See narrative.

Question 7 - Case Progress. Explain what progress the debtor made during the reporting month toward confirmation of a plan reorganization. See narrative.

WHERE TO FILE A MONTHLY FINANCIAL REPORT: The debtor is required to file its monthly report with the U.S. Bankruptcy Court, and to serve copies of such report on the U.S. Trustee, and on each member of any committees elected or appointed to the Bankruptcy Code and to their authorized agents.

File the original                         Send a copy to each of the following:

United States Bankruptcy Court            Office of the United States Trustee
P.O. Box 689                              P.O. Box 3509
Butte, MT 59703                           Great Falls, MT 59403

                           If applicable, each member of any committees elected or appointed, and to their authorized agents.

                           Debtor's counsel.

Following is the information and descriptions for the vehicles sold and the purchasers. The order date is July 24th, 2001. The details of each vehicle are as follows:

       1999 Dodge Dump Truck with plow - Purchaser is Stan Walchuk
       VIN # - 3B6MF3668XM519922
       Loan - Chrysler Financial #00001431 and Wells Fargo (2nd position) for Operating Line of Credit
                              Principal Balance Owing:  $28,712.17
                              May 15, 2001 Payoff Amount: 29,261.12

      1999 Dodge Truck - Purchaser is Robert Snyder
      VIN #1B7KF23W7XJ527606
      Loan - Chrysler Financial #00000981 and Wells Fargo (2nd position)
      for Operating Line of Credit
                              Principal Balance Owing: $ Unknown at this point May 15, 2001 Payoff Amount: 18,568.94

                                                            Case No. 01-31609-11
Jore Corporation
Rule 2015 Report for the month ending July 31, 2001
Narrative Report

Gross sales for the month of July 2001 were $2.5 million, or approximately 8% more than the previous month. Jore's business is significantly seasonal, where approximately 75 percent of annual sales are shipped in the third and fourth quarters of the year.

July 2001 gross profit, at 17% of gross sales, was significantly improved over previous months of the year due to increasing production volumes and favorable purchase price variances.

Operating expenses for the month of July 2001 decreased 14% from the previous month mostly due to the timing of cooperative advertising arrangements. Sales and marketing expenses are expected to increase in future months as additional advertising costs are incurred.

Interest expense was negative in the month of July due to the reversal of interest recorded as due in previous months for undersecured debt. Based on the Company's existing asset appraisals, this interest will not be required to be paid to the lenders.

Bankruptcy administration expenses include significant estimates to date based on Jore's budget. Expenses will be adjusted when actual bills are received. Nonrecurring expenses were negative in July due to a reclassification of previous month's expenses.

Pre-petition accounts payable and pre-petition accrued expenses decreased in July from the prior month mostly due to the filing of amended schedules with the Bankruptcy Court.

On July 23, 2001, the Bankruptcy Court approved additional debtor-in-possession financing for Jore. The additional financing is needed for working capital purposes for new business acquired by Jore.

As of the date of this filing, Jore has received a letter of intent for the purchase of substantially all of its assets. Jore anticipates filing the Sale Motion, requesting Court approval of the asset purchase agreement, in September. Jore has filed a motion requesting shortened time for establishing overbid procedures and approving break-up fees.

(C)  Exhibits

        Exhibit Number                  Description

        99.K                            Wells Fargo Debtor In Possession Bank
                                        Statement Ending 7/31/01
        99.K                            Wells Fargo Self-Funded Insurance Bank
                                        Statement Ending 7/31/01
        99.K                            Wells Fargo Bancontrol Bank Statement
                                        ending 7/31/01
        99.K                            Wells Fargo Lockbox Bank Statement
                                        Ending 7/31/01
        99.K                            Wells Fargo Payroll Bank Statement
                                        Ending 7/31/01
        99.K                            Ronan State Bank Time Certificate
                                        Statements
        99.K Wells Fargo Debtor In Possession Edgerton WI Bank Statement Ending 7/10/01 & 8/8/01

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        August 15, 2001                  By:  /s/ Mick Quinlivan
                                              ------------------
                                              Mick Quinlivan
                                              Chief Financial Officer